Mairs and Power

Balanced Fund, Inc.

3rd Quarter Report

September 30, 2005

To Our Shareholders:	November 18, 2005

THIRD QUARTER RESULTS

Both the stock and bond markets proved to be quite challenging during the third quarter in the face of rising interest rates, surging energy prices and record catastrophe costs related to two major hurricanes.  For the period, the Balanced Fund achieved a total investment return of 1.5% which was below respective returns of 3.4% and 3.6% for the Dow Jones Industrial Average and Standard & Poor’s 500 Stock Index but above the negative 1.0% shown by the Lehman Bros. Gov’t/Credit Bond Index.  The Fund’s performance was also somewhat below an average return of 2.7% for a Lipper peer group universe of balanced funds.  For the first nine months, the Fund had a slightly greater 2.2% return compared to a negative 0.3% for the DJIA, 2.8% for the S & P 500 Index and 1.7% for the Lehman Bros. Gov’t/Credit Index.

When viewing performance numbers, investors should always consider longer periods of time.  In this regard, the Balanced Fund has clearly out-distanced most of its benchmarks as well as the majority of its rivals.  For the five year period ending September 30, 2005, the Fund achieved an average annual return of 6.1% compared to returns of only 2.0% for the DJIA, a negative 1.5% for the S & P 500 Index and a slightly greater 6.9% for the Lehman Bros. Gov’t/Credit Index.  A composite benchmark index (50% S & P 500, 45% Lehman Bros. Gov’t/Credit and 5% 91 day T-Bills) also showed an average annual return of only 2.5%.  Finally, a Lipper peer group universe of balanced funds showed a far lower average annual return of 2.1%.

The overall economy demonstrated a far greater resilience to the events taking place in the third quarter (record energy prices and the fall-out from two severe hurricanes) than many had expected.  Gross Domestic Product was recently reported to have risen at an above-average 3.8% rate (preliminary basis) with both business and consumer spending remaining reasonably strong. Corporate profits also surprised most observers on the up-side with S & P 500 companies showing an average gain in the area of 14%.  Even if the large gain in energy company results is excluded, earnings at other companies are estimated to have increased at close to a “double digit” rate.

With inflationary pressures continuing to build in response to economic strength and escalating energy costs, the Federal Reserve remained on its steady course of tightening monetary policy at a “measured pace”.  This resulted in another quarter percentage point increase for the Federal funds rate on November 1st to 4%, the 12th consecutive increase since June, 2004 when the current round of tightening began.  Despite showing some tendency to rise in recent weeks, longer term rates have remained relatively stable during this period with the result being an increasingly flat yield curve.

While the major stock market indices suggested a reasonably good quarter, nearly all the gain among large-cap stocks was concentrated in energy related issues with some strength showing up in technology as well.  Small-cap and mid-cap stocks also did relatively well despite the perceived uncertainties in the overall economic outlook.  Among individual holdings in the Fund, Burlington Resources (+47.2%), Corning (+16.3%), Emerson Electric (+14.6%) and Hormel Foods (+12.5%) did the best while Pentair (-14.7%), Merck (-11.7%), Associated Banc-Corp. (-9.4%) and Hershey Foods (-9.3%) fared the worst during the quarter.

FUTURE OUTLOOK

In light of the better than expected economic performance in the third quarter, the outlook for the overall economy over the remainder of this year and into 2006 would seem to be reasonably favorable.  Both business and consumer spending have held up very well during a period of rising interest rates, record energy cost increases and uncertainties resulting from the impact of two major hurricanes.  Moreover, government spending most certainly will remain stimulative in light of such factors as the Iraq conflict, the need to rebuild the Gulf coast area and the looming congressional elections late next year.  While corporate profit growth may moderate somewhat from the surprisingly strong showing to date in 2005, we would expect the rate of growth to remain above average at near “double digit” levels over the foreseeable future.

A major area of uncertainty looking ahead will be the direction of interest rates.  As long as economic growth remains robust, there seems to be little question that the Fed will continue on its course of gradually increasing short-term rates in an attempt to rein in growing inflationary pressures.  On the other hand, it remains to be seen as to whether the new Fed Chairman will have the same commitment to fighting inflation during a period of economic uncertainty that Greenspan did.  Based on recent economic trends, we believe the most likely direction for interest rates over the near term will be for more moderate increases at both the short and long end of the curve.  Consequently, bond market returns are likely to remain under pressure as coupon returns are eroded by continuing price declines.

The outlook for the stock market seems more favorable given our forecast for continuing above- average profit growth and only moderate increases in interest rates from levels which still remain low relative to recent history.  Because the market has basically remained directionless over the course of the year, valuation levels have come down as earnings have continued to increase.  This would be especially true if energy stocks are taken out of the popular market averages. Based upon our estimate of 2006 S & P 500 operating earnings of $80, the market appears reasonably valued at a price/earnings multiple of 15x which is near the mid-point of the historical valuation range for stocks.

William B. Frels
President

Schedule of Investments (unaudited)	September 30, 2005

Par Value	Security Description			Market Value
	TOTAL FIXED INCOME SECURITIES 35.3%

	FEDERAL AGENCY OBLIGATIONS 19.9%
$500,000	Federal Farm Credit Bank	5.45%	06/22/15	$492,666
250,000	Federal Home Loan Bank	7.235%	10/19/10	250,366
250,000	Federal Home Loan Bank	5.00%	12/20/11	248,943
500,000	Federal Home Loan Bank	5.00%	03/28/11	498,926
250,000	Federal Home Loan Bank	5.44%	12/23/14	250,230
500,000	Federal Home Loan Bank	5.25%	02/17/15	496,297
500,000	Federal Home Loan Bank	5.55%	05/04/15	499,926
500,000	Federal Home Loan Bank	5.60%	08/24/15	499,361
500,000	Federal Home Loan Bank	5.55%	02/15/18	497,585
300,000	Federal Home Loan Bank	5.70%	02/20/18	299,721
500,000	Federal Home Loan Bank	5.70%	03/23/18	499,436
250,000	Federal Home Loan Bank	5.65%	08/13/18	247,468
500,000	Federal Home Loan Bank	6.00%	07/26/19	500,358
500,000	Federal Home Loan Bank	5.75%	03/23/22	496,584
500,000	Federal Home Loan Bank	6.00%	08/25/22	500,740
500,000	Federal Home Loan Bank	6.00%	09/01/22	500,670
500,000	Federal Home Loan Mortgage Corporation	6.00%	10/13/20	493,334
250,000	Federal Home Loan Mortgage Corporation	5.75%	11/15/21	249,154
250,000	Federal Home Loan Mortgage Corporation	6.00%	12/30/22	249,938
500,000	Federal National Mortgage Association	5.55%	06/08/15	498,398
500,000	Federal National Mortgage Association	5.55%	06/29/15	497,994
500,000	Federal National Mortgage Association	5.40%	02/23/17	496,896
500,000	Federal National Mortgage Association	5.60%	03/28/17	500,655
250,000	Federal National Mortgage Association	5.50%	04/08/19	247,755
250,000	Federal National Mortgage Association	5.52%	04/12/19	247,890
250,000	Federal National Mortgage Association	6.00%	05/03/19	250,323
250,000	Federal National Mortgage Association	6.00%	05/24/19	250,137
500,000	Federal National Mortgage Association	5.00%	07/26/19	491,850
250,000	Federal National Mortgage Association	5.63%	08/05/19	248,751
500,000	Federal National Mortgage Association	5.50%	02/10/20	497,344
500,000	Federal National Mortgage Association	5.50%	02/27/20	496,804
500,000	Federal National Mortgage Association	5.50%	02/28/20	494,991
500,000	Federal National Mortgage Association	5.65%	03/09/20	497,147
500,000	Federal National Mortgage Association	5.75%	03/09/20	498,669
500,000	Federal National Mortgage Association	5.75%	03/16/20	498,044
1,000,000	Federal National Mortgage Association	6.00%	04/06/20	1,000,182
500,000	Federal National Mortgage Association	6.00%	04/28/20	499,947
500,000	Federal National Mortgage Association	6.00%	05/19/20	500,528
500,000	Federal National Mortgage Association	5.81%	06/30/20	496,703
1,000,000	Federal National Mortgage Association	5.75%	07/07/20	992,790
500,000	Federal National Mortgage Association	6.00%	08/10/20	497,960

Par Value	Security Description			Market Value
	TOTAL FIXED INCOME SECURITIES (continued)

	FEDERAL AGENCY OBLIGATIONS (continued)
500,000	Federal National Mortgage Association	6.00%	08/18/20	$498,771
500,000	Federal National Mortgage Association	6.00%	08/25/20	498,622
500,000	Federal National Mortgage Association	6.00%	10/13/20	499,481
400,000	Federal National Mortgage Association	6.00%	08/16/22	400,053
500,000	Federal National Mortgage Association	6.00%	03/21/25	499,539
500,000	Federal National Mortgage Association	6.00%	04/04/25	498,893
500,000	Federal National Mortgage Association	6.00%	06/02/25	494,647
500,000	Federal National Mortgage Association	6.00%	07/11/25	495,196
500,000	Federal National Mortgage Association	6.00%	10/06/25	497,233
	TOTAL FEDERAL AGENCY OBLIGATIONS			22,855,896
	CORPORATE BONDS 15.0%
	FINANCIAL 5.8%
250,000	Stilwell Financial Inc.	7.00%	11/01/06	254,726
250,000	Ford Motor Credit Company	6.50%	01/25/07	250,368
250,000	Bankers Trust NY Corp.	6.70%	10/01/07	260,277
248,000	Ford Motor Credit Corp.	7.375%	10/28/09	239,761
250,000	General Motors Acceptance Corporation	7.75%	01/19/10	242,543
250,000	General Motors Acceptance Corporation	7.25%	03/02/11	232,723
250,000	Ford Motor Credit Corp.	5.30%	04/20/11	205,632
250,000	Household Finance Corp.	6.375%	10/15/11	267,747
200,000	Ford Motor Credit Corp.	7.00%	11/26/11	175,782
250,000	General Motors Acceptance Corporation	7.00%	02/01/12	226,048
250,000	Goldman Sachs & Company	8.00%	03/01/13	292,503
250,000	Allstate Corp.	7.50%	06/15/13	288,237
500,000	Harleysville Group	5.75%	07/15/13	488,848
500,000	General Motors Acceptance Corporation	6.75%	12/01/14	435,631
250,000	Security Benefit Life Insurance Company	8.75%	05/15/16	305,509
250,000	General Motors Acceptance Corporation	7.25%	09/15/17	191,764
250,000	Lincoln National Corp.	7.00%	03/15/18	282,179
500,000	Provident Companies	7.00%	07/15/18	496,473
250,000	Berkeley (WR) Corporation	6.15%	08/15/19	252,890
250,000	Household Finance Corp.	5.25%	06/15/23	232,655
250,000	Liberty Mutual Insurance Company	8.50%	05/15/25	294,266
250,000	Provident Companies	7.25%	03/15/28	243,934
500,000	Farmers Exchange Capital	7.05%	07/15/28	517,723
				6,678,219
	INDUSTRIAL 7.4%
250,000	Lucent Technologies	7.25%	07/15/06	255,625
250,000	Halliburton Company	6.00%	08/01/06	252,499
250,000	Steelcase Inc.	6.375%	11/15/06	251,333

Par Value	Security Description			Market Value
	TOTAL FIXED INCOME SECURITIES (continued)

	CORPORATE BONDS (continued)
	INDUSTRIAL (continued)
250,000	Goodyear Tire & Rubber Co.	6.625%	12/01/06	$251,250
250,000	Sherwin-Williams Co.	6.85%	02/01/07	256,964
250,000	Goodyear Tire & Rubber Co.	8.50%	03/15/07	258,750
250,000	Continental Airlines	6.32%	11/01/08	248,832
350,000	Corning Incorporated	6.30%	03/01/09	362,626
500,000	SUPERVALU Inc.	7.875%	08/01/09	543,671
142,388	Delta Air Lines Inc.	7.379%	05/18/10	136,935
250,000	Daimler Chrysler	7.75%	01/18/11	277,195
250,000	Hertz Corporation	7.40%	03/01/11	242,521
450,000	Northwest Airlines	6.841%	04/01/11	427,491
250,000	General Foods Corporation	7.00%	06/15/11	250,080
250,000	Goodyear Tire & Rubber Co.	7.857%	08/15/11	243,125
200,000	Ford Motor Company	9.50%	09/15/11	200,500
250,000	Delta Air Lines Inc.	7.111%	09/18/11	242,003
250,000	American Airlines Inc.	7.858%	10/01/11	255,987
250,000	Kerr McGee Corp.	7.00%	11/01/11	251,250
250,000	Bombardier Inc.	6.75%	05/01/12	234,375
250,000	General Motors Corp.	7.125%	07/15/13	214,375
250,000	Willamette Industries	7.125%	07/22/13	275,836
214,438	General American Transportation	7.50%	02/28/15	211,937
250,000	Maytag Corp.	5.00%	05/15/15	230,000
250,000	Servicemaster Company	7.10%	03/01/18	284,278
250,000	Daimler Chrysler	5.65%	06/15/18	236,455
350,000	PPG Industries	7.40%	08/15/19	423,855
500,000	Wyeth	6.45%	02/01/24	550,379
500,000	The Toro Company	7.80%	06/15/27	585,012
				8,455,139
	UTILITIES 1.8%
250,000	Public Services of Colorado	6.375%	11/01/05	250,437
250,000	Monongahela Power Company, Inc.	5.00%	10/01/06	250,571
250,000	Xcel Energy Inc.	7.00%	12/01/10	273,178
250,000	TECO Energy, Inc.	7.00%	05/01/12	265,000
250,000	Verizon Global Funding Corp.	6.875%	06/15/12	276,172
250,000	Vectren Utility Holdings, Inc.	5.75%	08/01/18	246,901
250,000	South Jersey Gas Co.	7.125%	10/22/18	291,334
250,000	United Utilities	5.375%	02/01/19	245,828
				2,099,421

	TOTAL CORPORATE BONDS			17,232,779

Par Value	Security Description			Market Value
	FIXED INCOME SECURITIES (continued)

	CONVERTIBLE CORPORATE BONDS 0.2%
	UTILITIES 0.2%
276,400	Noram Energy	6.00%	03/15/12	$277,091

Number of Shares
	NON-CONVERTIBLE PREFERRED STOCK 0.2%
	FINANCIAL 0.2%
10,000	St. Paul Capital Trust I	7.60%		258,400

	TOTAL FIXED INCOME SECURITIES			$40,624,166

	COMMON STOCKS 61.6%
	BASIC INDUSTRIES 5.9%
65,000	Bemis Company, Inc.			1,605,500
80,000	H. B. Fuller Company			2,486,400
119,000	The Valspar Corporation			2,660,840
				6,752,740
	CAPITAL GOODS 6.1%
75,000	Graco Inc.			2,571,000
20,000	Ingersoll-Rand Company Limited			764,600
46,000	MTS Systems Corporation			1,737,420
55,000	Pentair, Inc.			2,007,500
				7,080,520
	CONSUMER CYCLICAL 2.6%
59,000	Briggs & Stratton Corporation			2,040,810
15,000	Genuine Parts Company			643,500
30,000	Sturm, Ruger & Company, Inc.			276,000
				2,960,310
	CONSUMER STAPLE 6.5%
37,000	General Mills, Inc.			1,783,400
12,000	Hershey Foods Corporation			675,720
61,000	Hormel Foods Corporation			2,012,390
22,000	Kimberly-Clark Corporation			1,309,660
40,000	Newell Rubbermaid Inc.			906,000
25,000	SUPERVALU Inc.			778,000
				7,465,170

Number of Shares	Security Description	Market Value
	COMMON STOCKS (continued)

	DIVERSIFIED 4.4%
42,000	General Electric Company	$1,414,140
50,000	3M Company	3,668,000
		5,082,140
	ENERGY 7.3%
25,000	BP p.l.c.	1,771,250
26,000	Burlington Resources Inc.	2,114,320
26,000	Exxon Mobil Corporation	1,652,040
24,000	Murphy Oil Corporation	1,196,880
20,000	Schlumberger, Limited	1,687,600
		8,422,090
	FINANCIAL 12.6%
15,000	American Express Company	861,600
28,000	Associated Banc-Corp.	853,440
20,000	Bank of America Corporation	842,000
20,000	Jefferson-Pilot Corporation	1,023,400
31,000	Merrill Lynch & Co., Inc.	1,901,850
45,000	J.P. Morgan Chase & Co.	1,526,850
38,000	The St. Paul Travelers Companies, Inc.	1,705,060
50,000	TCF Financial Corporation	1,337,500
51,000	U.S. Bancorp	1,432,080
52,000	Wells Fargo & Company	3,045,640
		14,529,420
	HEALTH CARE 7.6%
50,000	Baxter International Inc.	1,993,500
50,000	Bristol-Myers Squibb Company	1,203,000
16,000	Johnson & Johnson	1,012,480
27,000	Merck & Co., Inc.	734,670
86,000	Pfizer Inc.	2,147,420
35,000	Wyeth	1,619,450
		8,710,520
	TECHNOLOGY 7.0%
70,000	Corning Incorporated *	1,353,100
10,000	eFunds Corporation *	188,300
49,000	Emerson Electric Co.	3,518,200
47,000	Honeywell International Inc.	1,762,500
15,000	International Business Machines Corporation	1,203,300
		8,025,400

Number of Shares	Security Description	Market Value
	COMMON STOCKS (continued)

	UTILITIES 1.6%
32,000	Verizon Communications Inc.	$1,046,080
40,000	Xcel Energy Inc.	784,400
		1,830,480

	TOTAL COMMON STOCKS	$70,858,790

PAR/Shares
	SHORT-TERM INVESTMENTS 4.1%
1,000,000	Citigroup Global Discounted Commercial Paper 3.66%, due 10/17/05	$998,378
3,695,505	First American Prime Obligations Fund, Class I	3,695,505

	TOTAL SHORT-TERM INVESTMENTS	$4,693,883

	TOTAL INVESTMENTS 101.0%	$116,176,839

	OTHER ASSETS AND LIABILITIES (NET) (1.0)%	(1,106,600)

	TOTAL NET ASSETS 100%	$115,070,239

* Non-income-producing

The financial information in the Schedule of Investments and the financial statements on the following page have not been audited by our independent registered public accounting firm who do not express an opinion thereon.  The financial statements of the Fund will be subject to audit by our independent registered public accounting firm as of the close of the calendar year.

Statement of Net Assets (unaudited)	at September 30, 2005

ASSETS
Total fixed income securities at market value (cost $39,904,175)		$40,624,166
Total common stocks at market value (cost $44,577,850)		70,858,790
Total short-term investments (cost $4,695,505)		4,693,883
Dividends and interest receivable		627,527
Other receivables		432
Prepaid expense		3,245
		116,808,043

LIABILITIES
Accrued investment management fee	$56,422
Accrued fund administration fee	943
Accrued custodian and transfer agent fee	7,984
Accrued other administrative fees	1,114
Payable for securities purchased, not yet received	1,671,341	1,737,804

NET ASSETS
Equivalent to $57.86 per share on 1,988,860 shares outstanding		$115,070,239

Statement of Changes in Net Assets (unaudited)	for the nine months ended September 30, 2005

NET ASSETS, December 31, 2004		$90,669,337
Net investment income, per statement below	$2,134,214
Distribution to shareholders	(1,962,639)	171,575
Fund shares issued and repurchased:
Received for 538,168 shares issued	30,960,189
Paid for 121,707 shares repurchased	(7,014,376)	23,945,813
Decrease in unrealized net appreciation of investments		60,000
Net gain realized from sales of securities		223,514

NET ASSETS, September 30, 2005		$115,070,239

Statement of Net Investment Income (unaudited)	for the nine months ended September 30, 2005

INVESTMENT INCOME
Dividends		$1,184,295
Interest		1,614,204
		2,798,499
EXPENSES
Investment management fee (Note A)	$467,672
Fund administration fee (Note A)	7,795
Directors’ compensation (Note A)	5,875
Fees and expenses of custodian, transfer agent and dividend disbursing agent (Note A)	35,611
Legal and auditing fees	35,913
Insurance	1,783
Other Fees and Expenses	109,636	664,285

NET INVESTMENT INCOME		$2,134,214

NOTE A:  Mairs and Power, Inc. provides investment management and fund administration services to the Fund under written agreements approved by the Directors of the Fund.  The Fund is charged an investment management fee equal to 0.60% and a fund administration fee equal to 0.01% of average daily net assets per annum.

The owners of Mairs and Power, Inc. include William B. Frels who is a director and officer of the Fund, and other individuals who are officers of the Fund.

SUPPLEMENTARY INFORMATION:  1) The directors of the Fund not affiliated with Mairs and Power, Inc. received a cumulative total of $5,875 in compensation for meetings attended as of September 30, 2005.  No compensation was paid to any other director or officer of the Fund.  2) No provision has been made for federal income taxes as it is the intention of the Fund to comply with the provisions of the Internal Revenue Code available to investment companies and to make distributions of income and security profits which will be sufficient to relieve it from all or substantially all income taxes.  3) Purchases and sales of investment securities, excluding government and short term securities, during the nine months ended September 30, 2005 aggregated $37,897,894 and $1,337,712, respectively.

Summary of Financial Information  (unaudited)

This table covers a period of generally rising common stock prices.  The results shown should not be considered as a representation of the dividend income and capital gain or loss which may result from an investment made in the Fund today.

			Per Share
Dates	Shares Outstanding	Total Net Assets	Net Asset Value	Distributions of Realized Securities Gains	Dividends from Net Investment Income

Dec. 31, 1985	183,348	$3,837,245	$20.93	$0.35	$1.13
Dec. 31, 1986	253,724	5,395,111	21.27	1.87	0.98
Dec. 31, 1987	295,434	5,772,298	19.54	1.09	1.06
Dec. 31, 1988	317,426	6,569,555	20.70	0.42	1.12
Dec. 31, 1989	344,486	7,886,058	22.89	0.33	1.08
Dec. 31, 1990	366,158	8,075,488	22.06	0.07	1.07
Dec. 31, 1991	400,276	10,676,264	26.67	—	1.00
Dec. 31, 1992	428,672	11,535,822	26.91	0.30	1.00
Dec. 31, 1993	476,860	13,441,576	28.19	0.63	0.99
Dec. 31, 1994	494,968	12,972,976	26.21	0.37	1.03
Dec. 31, 1995	519,272	16,978,753	32.70	0.28	1.02
Dec. 31, 1996	558,234	20,565,014	36.84	0.54	1.10
Dec. 31, 1997	632,540	28,789,593	45.52	0.35	1.19
Dec. 31, 1998	766,420	38,355,609	50.05	0.60	1.24
Dec. 31, 1999	810,184	40,610,878	50.13	0.81	1.39
Dec. 31, 2000	797,699	41,369,866	51.86	4.92	1.58
Dec. 31, 2001	845,613	42,036,955	49.71	—	1.45
Dec. 31, 2002	959,342	43,261,467	45.09	—	1.45
Dec. 31, 2003	1,200,622	63,877,606	53.20	0.08	1.43
Dec. 31, 2004	1,572,399	90,669,337	57.66	0.35	1.52
Sep. 30, 2005	1,988,860	115,070,239	57.86	—	1.05

No adjustment has been made for any income tax payable by shareholders on capital gain distributions accepted in shares.

This report is not to be used in connection with the offering of shares of the Fund unless accompanied or preceded by an effective Prospectus.  Please call or write if you desire further information.

Average  Annual  Total  Returns

The average annual total returns for the Fund (period ended September 30, 2005) are as follows:

1 Year: + 8.6%	5 Years: + 6.1%	10 Years: + 11.0%

The total return data represents past performance, and the investment return and principal value of an investment will  fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Mairs and Power

Balanced Fund, Inc.

A NO-LOAD FUND

For Any Shareholder Inquiries and Account Information,

Call 1-800-304-7404

Or write to:

(via Regular Mail) c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street P. O. Box 701 Milwaukee, Wisconsin 53201-0701	(via Overnight or Express Mail) c/o U.S. Bancorp Fund Services, LLC 3rd Floor 615 East Michigan Street Milwaukee, Wisconsin 53202

For Fund literature and information, visit the Fund’s website at:
www.mairsandpower.com

Investment Manager

Mairs and Power, Inc.
W1520 First National Bank Building
332 Minnesota Street
St. Paul, Minnesota 55101

Custodian

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, OH 45202

Officers and Directors

William B. Frels, President & Director Jon A. Theobald, Secretary & Chief Compliance Officer Peter G. Robb, Vice-President Lisa J. Hartzell, Treasurer	Charlton Dietz, Chairman of the Board & Director Norbert J. Conzemius, Director Charles M. Osborne, Director Edward C. Stringer, Director

Mairs and Power

Balanced Fund